PROXY CARD

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for Montana

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to a new Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

4.	To approve a change to your Fund’s fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.
		For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC, at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for North Dakota

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of  Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to a new Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

4.	To approve a change to your Fund’s fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.
		For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC, at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Large-Cap Value Fund

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to a new Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

4.

To approve changes to the following fundamental investment restrictions regarding investments in money market mutual funds:

Restriction generally limiting investments in investment companies.

Restriction generally limiting investments in securities of any one issuer.

You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

6.	To approve a new investment sub-advisory agreement between Viking Fund Management, LLC and Fox Asset Management LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC, at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Small-Cap Value Fund

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to a new Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

4.

To approve changes to the following fundamental investment restrictions regarding investments in money market mutual funds:

Restriction generally limiting investments in investment companies.

Restriction generally limiting investments in securities of any one issuer.

You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

6.	To approve a new investment sub-advisory agreement between Viking Fund Management, LLC and Fox Asset Management LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC, at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.